Index of Exhibits
                                -----------------

        Exhibit No.         Description
        -----------         -----------

        99.1 Certification of Chief Executive Officer pursuant to 8 U.S.C.ss.1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
        99.2 Certification of Chief Executive Officer pursuant to 8 U.S.C.ss.1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


                                                                    Exhibit 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

        The undersigned chief executive officer of the Registrant does hereby certify that this Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

*James L. Conway         Chief Executive Officer                April 29, 2003
------------------       (Principal Executive Officer)
James L. Conway

A signed original of this written statement required by Section 906 has been provided to Netsmart Technologies, Inc. and will be retained by Netsmart Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                                                    Exhibit 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

        The undersigned chief financial officer of the Registrant does hereby certify that this Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


*Anthony F. Grisanti            Chief Financial Officer          April 29, 2003
----------------------      (Principal Executive Officer)
Anthony F. Grisanti

A signed original of this written statement required by Section 906 has been provided to Netsmart Technologies, Inc. and will be retained by Netsmart Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.